Exhibit 32.1


                         ELITE ARTZ, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Elite Artz Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the annual report on Form 10-KSB of the Company for the year ended December 31, 2005, fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 27, 2006             /s/ David Oman
                                   ____________________________________
                                   David Oman
                                   Chief Executive and Financial Officer